UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONMED CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!  CONMED CORPORATION  ATTN: CORPORATE SECRETARY, LEGAL DEPARTMENT 11311 CONCEPT BLVD  LARGO, FL 33773  You invested in CONMED CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 18, 2026.  Get informed before you vote  View the Proxy Statement, the Notice of Annual Meeting and the 2025 Annual Report online OR you can receive a free paper  or email copy of the material(s) by requesting prior to May 4, 2026. If you would like to request a copy of the material(s) for the Annual Meeting and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 18, 2026  11:30 AM EDT  Virtually at: www.virtualshareholdermeeting.com/CNMD2026  CONMED CORPORATION  2026 Annual Meeting  Vote by May 17, 2026 11:59 PM ET. For shares held in a Plan, vote by May 13, 2026 11:59 PM ET.  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V85688-P42296

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of seven directors to serve on the Company’s Board of Directors.  For All  Nominees:  Patrick J. Beyer 05) Mark Kaye  David Bronson 06) Kim Kelderman  LaVerne H. Council 07) Barbara J. Schwarzentraub  Charles M. Farkas  2. Advisory vote to approve named executive officer compensation.  For  3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.  For  NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.  Voting Items  Board Recommends  V85689-P42296